SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 4, 2012

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Loan and Security Agreement

On May 4, 2012, Kinergy Marketing LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and Pacific Ag. Products, LLC, a wholly-owned subsidiary of Kinergy (“PAP,” and together with Kinergy, the “Borrowers”) entered into an Amended and Restated Loan and Security Agreement (“Loan Agreement”) dated May 4, 2012 with the parties thereto from time to time as Lenders (“Lenders”), Wells Fargo Bank, National Association, and Wells Fargo Capital Finance, LLC (“Agent”).

The Loan Agreement provides for a credit facility in an aggregate amount of up to $30,000,000 based on the Borrowers’ eligible accounts receivable and inventory levels, subject to any reserves established by Agent.  The Borrowers may also obtain letters of credit under the credit facility, subject to a letter of credit sublimit of $5,000,000.  The credit facility is subject to certain other sublimits, including as to inventory loan limits.  The Borrowers may request an increase in the amount of the facility in increments of not less than $2,000,000, up to a maximum aggregate credit limit of $40,000,000, but Lenders have no obligation to agree to any such request.

The Borrowers may borrow under the credit facility based upon a rate equal to (a) the daily three-month London Interbank Offered Rate (LIBOR), plus (b) an applicable margin of 2.50% to 3.50% depending on the quarterly average amounts available for additional borrowings under the credit facility for the prior quarter.  The applicable margin resets each quarter for all outstanding loans and applies initially to all additional borrowings during that quarter. In addition, the Borrowers are required to pay an unused line fee at a rate equal to 0.50% as well as other customary fees and expenses associated with the credit facility and issuances of letters of credit.

The Borrowers’ obligations under the Loan Agreement are secured by a first-priority security interest in all of their assets in favor of Agent and Lenders.

The Loan Agreement contains numerous customary representations, warranties, affirmative and negative covenants and other customary terms and conditions, including periodic collateral and financial reporting obligations, events of default and remedies in favor of Agent and Lenders.  The Loan Agreement also contains restrictions on distributions of funds from the Borrowers to the Company.

The Loan Agreement also contains financial covenants concerning the Borrowers’ earnings before interest, taxes, depreciation and amortization (EBITDA) and the Borrowers’ fixed charge coverage ratios. Specifically, as of the end of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2012 and for each fiscal quarter thereafter, the Borrowers must maintain EBITDA of not less than (i) for the fiscal quarter ending March 31, 2012, $300,000, (ii) for the  fiscal quarter ending June 30, 2012 and for each fiscal quarter thereafter through and including the fiscal quarter ending December 31, 2013, for each respective fiscal quarter, $450,000, (iii) for each respective fiscal quarter commencing with the fiscal quarter ending June 30, 2012 through and including the fiscal quarter ending December 31, 2013, for the two (2) fiscal quarters then ended, $1,100,000, (iv) for the fiscal quarter ending March 31, 2014 and for each fiscal quarter thereafter, for each respective fiscal quarter, $500,000, and (v) for each respective fiscal quarter commencing with the fiscal quarter ending March 31, 2014 and for each fiscal quarter thereafter, for the two (2) fiscal quarters then ended, $1,300,000. In addition, as of the end of each fiscal month, commencing with the fiscal month ending March 31, 2012, the Borrowers must maintain a fixed charge coverage ratio of not less than 2.0:1.0 with respect to the twelve (12) consecutive calendar month period then ended.

The credit facility matures on December 31, 2015, unless sooner terminated.  The Borrowers are permitted to terminate the credit facility early upon ten days prior written notice.  Agent and Lenders may terminate the credit facility early at any time on or after an event of default has occurred and is continuing.  In the event the credit facility is for any reason terminated prior to the maturity date, the Borrowers are required to pay an early termination fee equal to an aggregate of 1.00% of the maximum credit if the credit facility is terminated prior to December 31, 2012, 0.50% of the maximum credit if the credit facility is terminated on or after January 1, 2013 but prior to December 31, 2014, and no termination fee is payable if the credit facility is terminated on or after January 1, 2014.

Kinergy paid a closing fee of $50,000 to Lenders and paid the legal fees of legal counsel to Agent and Lenders.

The description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Guarantee

On May 4, 2012, the Company entered into an Amended and Restated Guarantee (“Guarantee”) dated May 4, 2012 in favor of Agent for and on behalf of Lenders.  The Guarantee provides for the unconditional guarantee by the Company of, and the Company agreed to be liable for, the payment and performance when due of the Borrowers’ obligations under the Loan Agreement.  The Guarantee contains numerous customary representations and warranties and other customary terms and conditions.

The description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Guarantee, which is filed as Exhibit 10.2 to this report and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Upon entry into the Loan Agreement, as described in Item 1.01 above, that certain Loan and Security Agreement dated July 28, 2008 by and among Kinergy, the parties thereto from time to time as Lenders, and Agent (as successor in interest to Wachovia Capital Finance Corporation (Western)), as amended, was terminated.  Descriptions of such Loan and Security Agreement, as amended, are set forth in the Company’s Current Reports on Forms 8-K for January 25, 2012 and July 10, 2011 filed with the Securities and Exchange Commission on January 31, 2012 and July 13, 2011, respectively, and are incorporated herein by this reference.

Upon entry into the Guarantee, as described in Item 1.01 above, that certain Guarantee dated July 28, 2008 by the Company in favor of Agent (as successor in interest to Wachovia Capital Finance Corporation (Western)), was terminated. A description of such Guarantee is set forth in the Company’s Current Report on Form 8-K for July 28, 2008 filed with the Securities and Exchange Commission on August 1, 2008 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           On May 4, 2012, the Borrowers obtained a credit facility by entering into the Loan Agreement and the Company guaranteed the Borrowers’ obligations under the credit facility by entering into the Guarantee, all as described above under Item 1.01.  The disclosures contained above under Item 1.01 are incorporated herein by reference.

(b)           Not applicable.

Item 8.01.	Other Events.

2012 Annual Meeting of Stockholders

Pacific Ethanol, Inc. (the “Corporation”) is preparing to hold its 2012 annual meeting of stockholders at a time, date and location to be determined. The record date and the time, date and location of the 2012 annual meeting of stockholders will be announced in due course.

Because the date of this year’s annual meeting is expected to change by more than 30 days from the date of last year’s annual meeting, the Corporation’s management desires to inform the Corporation’s stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2012 annual meeting.

Proposals by stockholders that are intended for inclusion in the Corporation’s proxy statement and proxy and to be presented at the Corporation’s 2012 annual meeting must be delivered to the Secretary of the Corporation at the Corporation’s principal executive offices by Friday, June 15, 2012 in order to be considered for inclusion in the Corporation’s proxy materials. Those proposals may be included in the Corporation’s proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals as well as Section 2.14 of the Corporation’s bylaws, as applicable, and as set forth below.

For all other proposals by stockholders to be timely, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the Corporation’s principal executive offices by Friday, June 15, 2012. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the information required in Section 2.14 of the Corporation’s bylaws and otherwise comply with that Section, which provides as follows:

2.14           NOMINATIONS AND PROPOSALS

Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.14; provided that stockholder nominations of persons for election to the board of directors of the Corporation at a special meeting may only be made if the board of directors has determined that directors are to be elected at the special meeting.

For nominations or other business to be properly brought before a meeting of stockholders by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the secretary of the Corporation not later than: (A) in the case of an annual meeting, the close of business on the forty-fifth (45th) day before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than thirty (30) days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to the secretary of the Corporation a reasonable time before the Corporation mails its proxy materials for the current year’s meeting; provided further, that for purposes of the preceding sentence, a “reasonable time” shall conclusively be deemed to coincide with any adjusted deadline publicly announced by the Corporation pursuant to Rule 14a-5(f) or otherwise; and (B) in the case of a special meeting, the close of business on the seventh (7th) day following the day on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment of a meeting of stockholders commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto, “Exchange Act”) and Rule 14a-11 thereunder (or any successor thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment); and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (X) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (Y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Notwithstanding any provision of these bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.14.

For purposes of this Section 2.14, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights (1) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to the Corporation, or (2) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.  Not applicable.

(b)           Pro forma financial information.  Not applicable.

(c)           Shell company transactions.  Not applicable.

(d)           Exhibits.

Number	Description

10.1
Amended and Restated Loan and Security Agreement dated May 4, 2012 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as Lenders, Wells Fargo Bank, National Association, and Wells Fargo Capital Finance, LLC (*)

10.2	Amended and Restated Guarantee dated May 4, 2012 by Pacific Ethanol, Inc. in favor of Wells Fargo Capital Finance, LLC for and on behalf of Lenders (*)
______________
(*)
Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2012	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1
Amended and Restated Loan and Security Agreement dated May 4, 2012 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as Lenders, Wells Fargo Bank, National Association, and Wells Fargo Capital Finance, LLC

10.2	Amended and Restated Guarantee dated May 4, 2012 by Pacific Ethanol, Inc. in favor of Wells Fargo Capital Finance, LLC for and on behalf of Lenders